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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): April 18, 2001


                       EURO TRADE & FORFAITING, INC.
           (Exact name of Registrant as specified in its charter)


                                    Utah
                          (State of Incorporation)


          000-26031                                87-0571580
   (Commission File Number)           (I.R.S. Employer Identification No.)


   Suite 1620 - 400 Burrard Street, Vancouver, British Columbia, Canada
                                  V6C 3A6
       (Address of principal executive offices, including zip code)


                              (604) 683-5767
           (Registrant's telephone number, including area code)



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ITEM 5.     OTHER EVENTS.

Euro Trade & Forfaiting, Inc. ("Euro Trade") has repurchased and cancelled 2,025,000 shares of its common stock, par value $0.001 from one vendor in a private transaction for an aggregate of $500,000. Euro Trade paid the purchase price from working capital.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Registrant:        EURO TRADE & FORFAITING, INC.
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By:                /s/ Michael J. Smith
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                   MICHAEL J. SMITH, DIRECTOR

Date:              April 18, 2001
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